UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020

FLYING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FEAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FEAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FEAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 16, 2020, Flying Eagle Acquisition Corp., a Delaware corporation (“FEAC” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 60,198,499 (69.80%) of FEAC’s issued and outstanding shares of common stock held of record as of November 6, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. FEAC’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve the agreement and plan of merger, dated as of September 1, 2020 (as may be amended and/or restated from time to time, the “Merger Agreement”), by and among FEAC; FEAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of FEAC (“Merger Sub”); Skillz Inc., a Delaware corporation (“Skillz”); and Andrew Paradise, solely in his capacity as representative of the stockholders of Skillz, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Skillz with Skillz surviving the merger as a wholly owned subsidiary of FEAC (the transactions contemplated by the Merger Agreement, the “Business Combination”). In addition, in connection with the consummation of the Business Combination, FEAC will be renamed “Skillz Inc.” and is referred to as “New Skillz” as of the time following such change of name:

Votes For	Votes Against	Abstentions
60,172,655	14,894	10,950

2.	The Charter Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the proposed third amended and restated certificate of incorporation of FEAC (the “Proposed Charter”), which will replace FEAC’s second amended and restated certificate of incorporation, dated March 5, 2020 (the “Current Charter”) and will be in effect upon the Closing of the Business Combination:

Votes For	Votes Against	Abstentions
56,278,018	3,905,748	14,733

The Advisory Charter Proposals. To approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals:

3.	Advisory Charter Proposal A – New Skillz will be authorized to issue 635,000,000 shares of capital stock, consisting of (i) 500,000,000 shares of New Skillz Class A common stock, par value $0.0001 per share, (ii) 125,000,000 shares of New Skillz Class B common stock, par value $0.0001 per share, and (iii) 10,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Current Charter authorizing FEAC to issue 401,000,000 shares of capital stock, consisting of (a) 400,000,000 shares of common stock, including 380,000,000 shares of Class A common stock, par value $0.0001 per share, and 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share:

Votes For	Votes Against	Abstentions
49,220,471	10,869,998	108,030

4.

Advisory Charter Proposal B – Holders of shares of New Skillz Class A common stock will be entitled to cast one vote per share of New Skillz Class A common stock and holders of shares of New Skillz Class B common stock will be entitled to cast 20 votes per share of New Skillz Class B common stock on each matter properly submitted to New Skillz’s stockholders entitled to vote, as opposed to each share of FEAC Class A common stock and FEAC Class B common stock being entitled to one vote per share on each matter properly submitted to FEAC’s stockholders entitled to vote:

Votes For	Votes Against	Abstentions
49,201,022	10,929,756	67,721

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5.	Advisory Charter Proposal C – Each member of the board of directors of New Skillz will be elected at each annual meeting of stockholders (or special meeting in lieu thereof), as opposed to the board of directors of FEAC having three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term:

Votes For	Votes Against	Abstentions
60,146,664	24,919	26,916

6.	Advisory Charter Proposal D – Any action required or permitted to be taken by the stockholders of New Skillz may be taken by written consent until the time the issued and outstanding shares of Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of New Skillz, as opposed to only holders of shares of FEAC Class B common stock having the ability to take stockholder action by written consent:

Votes For	Votes Against	Abstentions
49,406,794	10,731,086	60,619

7.	Advisory Charter Proposal E – Amendments to certain provisions of the Proposed Charter relating to the rights of Class A and Class B common stock will require (i) so long as any shares of Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class B common stock of New Skillz, voting as a separate class, (ii) so long as any shares of Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock of New Skillz, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of New Skillz, as opposed to the Current Charter requiring such an amendment to be approved by stockholders in accordance with Delaware law:

Votes For	Votes Against	Abstentions
53,581,315	6,523,854	93,330

8.	Advisory Charter Proposal F – The bylaws of New Skillz may be amended, altered or repealed or adopted either (x) by the affirmative vote of a majority of the New Skillz board of directors present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when outstanding Class B common stock represents less than 50% of the total voting power, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of New Skillz or, prior to such time, (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New Skillz, as opposed to the bylaws of FEAC requiring the approval of a majority of the board of directors of FEAC or the affirmative vote of the holders of a majority of FEAC’s outstanding shares:

Votes For	Votes Against	Abstentions
49,311,672	10,821,312	65,515

9.	Advisory Charter Proposal G – The number of directors will be fixed and may be modified by the New Skillz board of directors, provided that the number of directors cannot exceed a certain threshold without the affirmative vote of the holders of (x) at least two-thirds of the voting power of the outstanding capital stock of New Skillz when outstanding Class B common stock represents less than 50% of the total voting power, or, prior to such time, (y) a majority of the voting power of the outstanding capital stock of New Skillz, as opposed to the number of directors being determined by FEAC’s board of directors:

Votes For	Votes Against	Abstentions
54,456,648	5,670,806	71,045

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10.

The Stock Issuance Proposal – To approve, assuming the Business Combination Proposal and the Charter Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the NYSE, the issuance of (x) shares of FEAC Class A common stock pursuant to the terms of the Merger Agreement and (y) shares of FEAC Class A common stock to certain institutional investors in connection with the Private Placement, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing:

Votes For	Votes Against	Abstentions
60,088,289	35,999	74,211

11.

The Incentive Plan Proposal – To approve, assuming the Business Combination Proposal, the Charter Proposal and the Stock Issuance Proposal are approved and adopted, the Skillz 2020 Omnibus Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan:

Votes For	Votes Against	Abstentions
54,375,531	5,735,234	87,734

12.	The ESPP Proposal – To approve, assuming the Business Combination Proposal, the Charter Proposal, the Stock Issuance Proposal and the Incentive Plan Proposal are approved and adopted, the Skillz Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP:

Votes For	Votes Against	Abstentions
57,664,050	2,457,015	77,434

Item 8.01 Other Events.

In connection with the Business Combination, holders of 2,140 shares of FEAC’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $21,400.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLYING EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	Chief Financial Officer
Date: December 16, 2020

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